UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2019

AutoWeb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18872 MacArthur Boulevard, Suite 200,
Irvine, California		92612-1400
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols(s)	Name of Each exchange on which registered
Common Stock	AUTO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The AutoWeb, Inc. 2019 Annual Meeting of Stockholders (“Annual Meeting”) was held on June 20, 2019 at the corporate offices of AutoWeb, Inc. (“Company”). A total of 12,400,180 shares of the Company’s Common Stock, par value $0.001 per share, were present or represented by proxy at the Annual Meeting, representing 94.3% of the Company’s shares outstanding as of April 22, 2019, the Annual Meeting’s record date.

Set forth below are brief descriptions of each of the four proposals voted upon by stockholders at the Annual Meeting and the final voting results for each such proposal.

Proposal 1.
Election of two Class III Directors of the Company to hold office until the 2022 Annual Meeting of Stockholders and until the election and qualification of such directors’ successors.

Director Nominees	For	Withheld	Broker Non-Votes
Michael J. Fuchs	6,545,402	163,438	5,691,340
Janet M. Thompson	6,560,136	148,704	5,691,340

Proposal 2.
Advisory vote on the compensation of the Company’s named executive officers (say-on-pay).

For	Against	Abstain	Broker Non-Votes
5,720,830	886,162	101,848	5,691,340

Proposal 3.
Advisory vote to determine the frequency of future advisory votes on the compensation of the Company’s named executive officers (say-on-frequency).

1-Year	2-Years	3-Years	Abstain	Broker Non-Votes
1,168,934	5,419,035	21,089	99,782	5,691,340

In light of the foregoing results on Proposal 3, the Company’s board of directors determined that it will include a shareholder vote on the compensation of executives in its proxy materials every two years until the next required vote on the frequency of shareholder votes on compensation of executives or the board of directors determines that a different frequency for that vote is in the best interests of the Company and its stockholders.

Proposal 4.
Ratification of the appointment of Moss Adams LLP as AutoWeb’s independent registered public accounting firm for 2019.

For	Against	Abstain	Broker Non-Votes
11,985,304	13,976	400,900	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 21, 2019
AUTOWEB, INC.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal Officer and Secretary